Exhibit 10.10.15

FOURTEENTH AMENDMENT TO CODE SHARE AND

REVENUE SHARING AGREEMENT

THIS FOURTEENTH AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT (this “Fourteenth Amendment”) is made and entered into as of April 10, 2014 (the “Effective Date”), by and between US AIRWAYS, INC., a Delaware corporation (“US Airways”) and MESA AIRLINES, INC., a Nevada corporation (“Mesa”).

RECITALS:

A.        US Airways and Mesa are parties to that certain Code Share and Revenue Sharing Agreement, dated as of March 20, 2001 but effective as of February 1, 2001, as amended (the “Code Share Agreement”).

B.        The Code Share Agreement has previously been amended, including by the Twelfth Amendment to Code Share and Revenue Sharing Agreement, dated February 13, 2013 (the “Twelfth Amendment”) and the Thirteenth Amendment to Code Share and Revenue Sharing Agreement, dated December 24, 2013 (the “Thirteenth Amendment”).

C.        All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Code Share Agreement. It is the intent of the parties that this Fourteenth Amendment and the subject matter addressed herein is integral to the entirety of the Code Share Agreement and is not severable therefrom.

D.        Mesa and US Airways desire to amend the Code Share Agreement to add 6 CRJ-900 aircraft to the Code Share Agreement and to make the other changes and agreements as set forth in this Fourteenth Amendment.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US Airways and Mesa agree as follows:

1.         Flight Services for American Airlines. In connection with the operational integration of US Airways and American Airlines, Inc. (“American”) resulting from the merger between the parent company of US Airways and a wholly owned subsidiary of American’s parent company American Airlines Group Inc. (formerly AMR Corporation), Mesa acknowledges and agrees that any Schedule provided to Mesa after the Effective Date pursuant to Section 2.1 of the Code Share Agreement may include Flights operated for American under the “American Eagle” brand (the “American Flights”). Mesa will perform the Flight Services in connection with such American Flights in accordance with the terms and conditions of the Code Share Agreement. Mesa will cooperate with US Airways and American to establish Mesa as a carrier within the American systems as requested by US Airways and/or American from time to time.

2.          Addition of CRJ-900 Aircraft.

2.1        New Aircraft. Mesa will procure 6 additional CRJ-900 aircraft (the “New Aircraft”) and will operate such New Aircraft pursuant to the terms of the Code Share Agreement, as amended hereby. The New Aircraft shall be considered Aircraft for all intents

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and purposes of the Code Share Agreement, as applicable, except as may be expressly provided otherwise in this Fourteenth Amendment. Exhibit A to this Fourteenth Amendment lists the 6 New Aircraft that are the subject of this Fourteenth Amendment.

2.2        Term of New Aircraft. The Term of the Code Share Agreement, as it relates to the New Aircraft, shall be 8 years from the scheduled induction date of each such New Aircraft as provided in the table in Section 4.1 of this Fourteenth Amendment (each an “Induction Date”), and the Code Share Agreement shall expire as to each New Aircraft when such Aircraft is returned in accordance with the return schedule described in Section 5 below, unless terminated earlier as provided in the Code Share Agreement.

2.3        Aircraft Procurement. No later than May 15, 2014, Mesa shall demonstrate to US Airways’ reasonable satisfaction that Mesa will be able to execute definitive leases for, or otherwise procure, the New Aircraft (for example by providing copies of executed leases, term sheets, LOIs, or MOUs showing the induction date and term for the New Aircraft covered by such documents). Should Mesa fail to demonstrate to US Airways’ reasonable satisfaction that Mesa will procure and deliver the New Aircraft as required hereby, US Airways may, at its sole discretion, cancel the addition of the New Aircraft to the Code Share Agreement without any further liability or obligation whatsoever.

3.          Configuration, Branding & Livery of New Aircraft. The New Aircraft will be painted in American Eagle livery, will be compliant with American Eagle brand interior and exterior specifications and branding requirements (“American Eagle Branding”), and will be delivered on the dates and in the configuration specified in the “New Aircraft Induction Schedule” set forth in Section 4.1 of this Fourteenth Amendment (the “Induction Schedule”). US Airways and/or American will provide the American Eagle Branding requirements to Mesa. Furthermore, American will provide such licenses and other documentation to Mesa regarding the American Eagle Branding as American may deem necessary in order to protect American’s intellectual property rights (including without limitation the American Airlines and American Eagle trademarks and the American Eagle trade dress and livery). With respect to New Aircraft that are delivered in a single-class configuration in accordance with the Induction Schedule, Mesa will reconfigure such New Aircraft to a dual-class configuration that meets the requirements set out below (the “Reconfiguration”). Such Reconfiguration shall occur in accordance with a reconfiguration schedule to be established by US Airways (the “Reconfiguration Schedule”), and shall be accomplished as soon as the required seats are available, but in no event later than November 15, 2014. Each date stated in such Reconfiguration Schedule for the Reconfiguration of a New Aircraft to be completed and such New Aircraft to be inducted into the US Airways network and/or the American system, as provided in Section 1 above, a “Reconfiguration Date”. In the event that the New Aircraft are not delivered and/or reconfigured as required by this Section, the Late Delivery Charges (as defined below) and other terms and conditions applicable to late delivery of the New Aircraft set forth in Section 4 below shall apply. Mesa will, in consultation with US Airways, manage the Reconfiguration project in order to expedite the Reconfiguration while minimizing the operational impact. The dual-class configuration will be identical to the Aircraft added by the Thirteenth Amendment (the “Thirteenth Amendment New Aircraft”) and materially consistent with the Aircraft added by the Twelfth Amendment (the “Twelfth Amendment New Aircraft”) with the exceptions required to transition colors and materials to and make the New Aircraft compliant with the American Eagle Branding. US

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Airways and Mesa will collaborate in the management of the repainting, and redecorating process to ensure that the New Aircraft conform to the American Eagle Branding requirements, including leather seating surfaces throughout. US Airways will reimburse Mesa the actual and reasonable costs incurred by Mesa to paint, redecorate and reconfigure the New Aircraft, including first class kits, parts, installation labor, ferry costs, project management, and all other costs reasonably related with the reconfiguration of the New Aircraft to make them conform to the American Eagle Branding and/or the Reconfiguration requirements, as applicable, provided that such costs shall not exceed $[***] per New Aircraft (the “Reimbursement Cap”). In addition, US Airways will reimburse Mesa up to $[***] for certain one-time costs related to the Reconfiguration of the New Aircraft (including the cost of non-recurring engineering, prototypes, supplemental types certificates and manuals) to the extent such costs are new and have not been incurred and/or been reimbursed prior in connection with the reconfiguration of the Twelfth Amendment New Aircraft and/or the Thirteenth Amendment New Aircraft. Such reimbursement payments shall be made, subject to the Reimbursement Cap, within 30 days of receipt by US Airways of an invoice from Mesa detailing the actual and reasonable costs incurred, and submission by Mesa of auditable documentation supporting such actual and reasonable costs to US Airways’ reasonable satisfaction. For avoidance of doubt, the dual-class configuration shall be the same 9F/67Y LOPA as the Thirteenth Amendment New Aircraft with Zodiac Close Comfort 2 seats in F, and Y-class seats (i) will be consistent throughout the cabin, (ii) will include the B/E Spectrum seat that will be placed in the front of Y-class (including, without limitation, color, stitching and all seat contours), subject to approval by US Airways, and (iii) will have all bottom and back seat cushions replaced with new cushions before November 14, 2014. After the new cushions have been installed on the Y-class seats as provided in (iii) of the previous sentence, Y-class seat cushions (bottom and/or back seat) for the Thirteenth Amendment New Aircraft and the New Aircraft will be replaced on an as needed basis, subject to (i) and (ii) of the previous sentence. Furthermore, US Airways will be allowed to inspect and approve the first New Aircraft prior to its Induction Date to ensure that the quality is in line with US Airways and American Airlines standards and the terms of this Amendment.

4.         Induction and Reconfiguration Schedule for New Aircraft.

4.1        Induction and Reconfiguration Schedule. The New Aircraft shall be delivered, painted, redecorated, have adequate pilot and crew staffing and otherwise be ready to operate in the US Airways network and/or the American system, as provided in Section 1 above, in accordance with the Induction Schedule set forth below. Additionally, the New Aircraft will be reconfigured in accordance with the Reconfiguration Schedule established pursuant to Section 3 of this Fourteenth Amendment, as provided above. In the event that a New Aircraft will not be ready to operate in the US Airways network and/or the American system, as provided in Section 1 above, on the date required by the Induction Schedule or Reconfiguration Schedule, respectively, Mesa shall immediately notify US Airways by telephone and in writing by confirmed email (“Late Delivery Notice”). New Aircraft that are not ready to operate in the US Airways network and/or the American system, as provided in Section 1 above, on the date required by the Induction Schedule or Reconfiguration Schedule, as applicable, shall be subject to the following late-delivery charges (the “Late Delivery Charges”), that will accrue until such New Aircraft are inducted: $[***] per New Aircraft per calendar day such New Aircraft is delivered after the respective date stated-in the Induction Schedule or Reconfiguration Schedule, as applicable, for such New Aircraft (each a “Delay Day”), if the Late Delivery Notice is given

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to US Airways more than 45 days prior to the applicable Induction Date or Reconfiguration Date, $[***] per New Aircraft per Delay Day if the Late Delivery Notice is given between 45 days and 14 days prior to the applicable Induction Date or Reconfiguration Date, and $[***] per Delay Day if the Late Delivery Notice is given less than 14 days prior to the applicable Induction Date or Reconfiguration Date. Mesa shall pay such Late Delivery Charges to US Airways within 30 days after receipt of an invoice from US Airways detailing the applicable Late Delivery Charges for each delayed New Aircraft. With respect to the Induction Schedule, after 365 cumulative Delay Days, US Airways may, at its option, elect to cancel the induction of the New Aircraft subject to the delay. Such Late Delivery Charges shall constitute liquidated damages and not a penalty, and each party agrees that such liquidated damages are a reasonable approximation of the actual damages, but that the amount of actual damages that would result from late delivery (whether for initial induction or from reconfiguration) of the New Aircraft is difficult or impossible to calculate.

NEW AIRCRAFT INDUCTION SCHEDULE

Induction Date	Configuration at Induction
August 1, 2014	76 seat single-class
August 15, 2014	76 seat single class
September 1, 2014	76 seat single class
October 1, 2014	76 seat dual-class
November 1, 2014	76 seat dual-class
November 15, 2014	76 seat dual-class

4.2        Force Majeure. Notwithstanding the foregoing, performance by Mesa under this provision shall not be deemed to be in default and shall not give rise to the payment of the aforementioned late-delivery charge or any other penalties, costs, fees or expenses of any kind where delays or defaults are directly due to war, insurrection, strikes, walk-outs, riots, floods, earthquakes, fires, casualties, acts of God, governmental restrictions imposed or mandated by governmental entities after the date of this Amendment, enactment of conflicting state or federal laws or regulations, new or supplementary environmental regulations or litigation, materially adverse national or global economic conditions, or any other matter beyond the reasonable control of Mesa; provided that failure to procure the New Aircraft or the materials and/or services necessary to repaint, redecorate or reconfigure the New Aircraft shall not be deemed to be matters beyond Mesa’s reasonable control unless such failure is due to one of the specific events set forth above.

5.        Aircraft Return Schedule. All Aircraft operated under the Code Share Agreement, including the New Aircraft, shall be ratably returned beginning January 1, 2021 in accordance with the applicable return schedule terms provided in the Twelfth and Thirteenth Amendments.

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The Aircraft will return at an approximate rate of 3 aircraft per month, provided that the New Aircraft shall begin to be ratably returned beginning August 1, 2022 and provided further that the Term for each of the New Aircraft shall be 8 years from the Induction Date for each New Aircraft (unless. terminated earlier or extended in accordance with the terms of the Code Share Agreement). Immediately after the return of each Aircraft as provided herein, Mesa shall remove any and all references to US Airways’ trademarks, trade dress, livery, service marks and trade names and all references to the American Eagle Branding, as applicable, prior to any further use of such Aircraft. For purposes of this Section 5, “return” shall mean that the respective Aircraft shall cease to be covered by the terms of the Code Share Agreement.

6.         Rates.

6.1        Rates. The rates applicable to the Original Aircraft (as such term is defined in the Thirteenth Amendment), the Twelfth Amendment New Aircraft, the Thirteenth Amendment New Aircraft and to the New Aircraft upon their entry into service under the Code Share Agreement in accordance with the terms and conditions of this Fourteenth Amendment, are set forth in Exhibit B to this Amendment.

6.2        Escalation. For rate escalation adjustments beginning in February 2014, the escalation rate will be based on the index specified in the Code Share Agreement, but capped at ***%.

7.         Performance Credit Adjustment. Section 11 of the Thirteenth Amendment is hereby deleted in its entirety. In recognition of the addition of the Thirteenth Amendment New Aircraft and the New Aircraft, US Airways will provide Mesa with a one-time 50% reduction on the Quarterly Performance Credit incurred by Mesa for the following periods:

Quarter	Perf. Rebate	50% Credit
Q2 2013	[***]	[***]
Q3 2013	[***]	[***]
Q4 2013	[***]	[***]
Total	[***]	[***]
A13 and A14 credit per inducted AC		[***]

The reduction will be applied in the amount of $[***] per Aircraft upon the induction of each of the Thirteenth Amendment New Aircraft in accordance with the terms of the Thirteenth Amendment and each New Aircraft in accordance with the terms of this Fourteenth Amendment. Such payment shall be made within 30 days following the addition to the Code Share Agreement of each Thirteenth Amendment New Aircraft and each New Aircraft added pursuant to this Fourteenth Amendment. In recognition of such Performance Credit reduction, both parties acknowledge and agree that all claims and amounts related to 2013 Performance Credits are settled.

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8.         ACARS. Section 16 of the Thirteenth Amendment is hereby deleted in its entirety. Instead, the parties hereby agree with regard to the ACARS systems as follows:

8.1        ACARS Requirements. Mesa agrees to install 10 of the ACARS systems equivalent to the specifications used by the Twelfth Amendment New Aircraft with 4 such ACARS systems being installed on the Thirteenth Amendment New Aircraft and 6 such ACARS systems being installed in the New Aircraft. All Aircraft operating under the Code Share Agreement shall be equipped with ACARS systems with the minimum functionality of the ACARS systems in the Original Aircraft (as such term is defined in the Thirteenth Amendment).

8.2        AGARS Swap Option. Solely at the discretion of US Airways, Mesa shall swap any number of ACARS boxes from the Twelfth Amendment New Aircraft, the Thirteenth Amendment New Aircraft and the New Aircraft to the Original Aircraft (as such term is defined in the Thirteenth Amendment). The actual and reasonable cost of such a swap shall be split 50/50 between Mesa and US Airways for the first 5 boxes with US Airways solely responsible for the costs of the swap with regard to the 6th box and any box thereafter.

9.         Upon execution of this Fourteenth Amendment by both parties, the parties shall, in good faith promptly negotiate and execute a new Capacity Purchase Agreement to replace the existing Code Share Agreement reflecting the foregoing terms and all applicable terms and conditions set forth in the Code Share Agreement and its various amendments. The purpose of such new Capacity Purchase Agreement is to re-state and organize the previous agreement and clean up dead language for ease of administration. The parties agree to work in good faith to have such new Capacity Purchase Agreement in place by October 31, 2014.

10.         Miscellaneous.

10.1        Except as set forth in this Fourteenth Amendment, all of the terms and conditions of the Code Share Agreement shall remain in full force and effect and be applicable to this Fourteenth Amendment.

10.2        This Fourteenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

10.3        This Fourteenth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[Signatures Follow]

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IN WITNESS WHEREOF, the parties have duly executed this Fourteenth Amendment as of the date first above written.

US AIRWAYS, INC.

By:

Name:

Title:

MESA AIRLINES, INC.

By:

Name:

Title:

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EXHIBIT A

(List of CRJ-900s and Minimum Specifications)

Registration Number	Engine Type	Next Gen Aircraft (Y/N)	Manufacture Date
N944LR	CF34-8C5	TBD	TBD
N943LR	CF34-8C5	TBD	TBD
N947LR	CF34-8C5	TBD	TBD
N951LR	CF34-8C5	TBD	TBD
N950LR	CF34-8C5	TBD	TBD
N948LR	CF34-8C5	TBD	TBD

Minimum Specifications:

All New Aircraft must meet the following minimum specifications and be otherwise appropriate for providing Flight Services pursuant to the Code Share Agreement:

●

Capable of being configured in dual-class configuration in accordance with US Airways’ Express First specifications or the American Eagle Branding specifications, as applicable, consistent with the 51 Aircraft currently being operated by Mesa under the Code Share Agreement.

●	Two lavatories, fore and aft, appropriate for dual-class configuration.
●	Equipped with Bombardier Enhanced Performance Package (EPP)
●	Capable of meeting all CAT II requirements
●	ACARs functionality consistent with ACARs installed on the 9 Twelfth Amendment New Aircraft.

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EXHIBIT B

Mesa Contract Rates (Effective February 1, 2014)

(See Note 2)
Guaranteed Non-Maintenance Costs		Original 38	+9 (Amd. 12)	+4 (Amd. 13) & +6 (Amd.14)
COST CATEGORY	UNIT	CRJ 900	CRJ 900	CRJ 900

Aircraft Lease & Overhead	A/C MONTH
Ownership		[***]	[***]	[***]
Overhead		[***]	[***]	[***]
Crew RON		[***]	[***]	[***]
Total		[***]	[***]	[***]

Flight Crew and Maintenance	BLOCK HOUR	[***]	[***]	[***]
Note 1 Pilot		[***]	[***]	[***]
Note 1 Flight Attendant		[***]	[***]	[***]
Total		[***]	[***]	[***]

Dispatchers	DEPARTURE	[***]	[***]	[***]

Guaranteed Non-Maintenance Cost Reduction	A/C/MONTH	[***]	[***]	[***]
Rates to be applied on Amendment Effective Date ==>		[***]	[***]	[***]
Effective 10/1/2015 ==>		[***]	[***]	[***]
Aircraft Margin	A/C/MONTH	[***]	[***]	[***]
Guaranteed Maintenance Costs
		Original 38	+9 (Amd. 12)	+4 (Amd. 13) & +6 (Amd.14)
COST CATEGORY		CRJ 900	CRJ 900	CRJ 900

Maintenance Cost Per A/C	A/C MONTH
MX Employees		[***]	[***]	[***]
Engine & APU Depredation		[***]	[***]	[***]
Total		[***]	[***]	[***]

Maintenance Base Cost	BASE/MONTH	[***]	[***]	[***]
Rent & Utilities		[***]	[***]	[***]
Personnel		[***]	[***]	[***]
Parts Depreciation		[***]	[***]	[***]
Equipment Depreciation		[***]	[***]	[***]
Total		[***]	[***]	[***]

Pass-through Maintenance Base

RON MX (TUS)		[***]
RON MX (SDF)			[***]
RON MX (TBD)[1]				[***]

Maintenance Cost Per Block Hour	BLOCK HOUR
Engine MX – Contractual		[***]	[***]	[***]
Engine MX – Other		[***]	[***]	[***]
Airframe MX		[***]	[***]	[***]

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Total	[***]	[***]	[***]

1 Payable only if both parties mutually agree that an additional maintenance base is required

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Note 1 — As of the Execution Date, Pilot and Flight Attendant cost will be set at the rates set forth above in this Exhibit B. Rates for Mesa’s pilots may be adjusted once during the remainder of the term of the Code Share Agreement to reflect an increase to the payscale for the pilots of no more than [***] ([***]) any time after June 30, 2012 to account for any new or renegotiated collective bargaining agreement, provided that any such adjusted rate shall not be billed to US Airways until after such adjusted rate is effective and paid to the Mesa’s pilots.

Note 2 — In addition to the Aircraft (as defined below), Mesa may, subject to the terms and conditions of this Note 2, in its discretion and at its sole expense, arrange for and utilize substitute CRJ-900 aircraft or CRJ-200 aircraft in American Eagle/US Airways Express livery (as applicable based on the terms of the Code Share Agreement) or neutral livery to provide the Flight Services under this Code Share Agreement during those periods, but only during those periods, when any of the Original Aircraft, the Twelfth Amendment New Aircraft, the Thirteenth Amendment New Aircraft or the New Aircraft (collectively, “Aircraft”) may be out of service due to unforeseen and irregular maintenance requirements; provided that (i) each substitute CRJ-200 aircraft shall be approved by US Airways in writing before being used as a substitute aircraft pursuant to this Note 2, and (ii) Mesa may only utilize regional jet aircraft other than CRJ-900 or CRJ-200 aircraft to the extent that US Airways has permitted such use in advance in writing. For clarification purposes only, Mesa may operate such a substitute aircraft in US Airways Express or neutral livery in lieu of an Aircraft in US Airways Express livery and Mesa may operate such a substitute aircraft in American Eagle or neutral livery in lieu of an Aircraft in American Eagle livery, but may not operate a substitute aircraft in US Airways Express livery in lieu of an Aircraft in American Eagle livery or a substitute aircraft in American Eagle livery in lieu of an Aircraft in US Airways Express livery, without the prior written consent of US Airways.

a)	Notwithstanding anything in the Code Share Agreement to the contrary, and assuming approval is granted, usage of substitute CRJ-200 aircraft shall be paid as follows:

(1)

Rates paid for operation of this aircraft will be $[***] per block hour and $[***] per departure plus any fuel costs associated with these substitute operations. Such rate shall be reduced by [***] after the 24th Flight of such aircraft in a calendar month, reduced by [***] after the 32nd Flight of the calendar month, and [***] after the 40th Flight of the calendar month.

(2)

In addition, the amount paid to Mesa will be further adjusted by any interrupted trip or passenger inconvenience costs to include, without limitation, such things as meals and hotels for displaced passengers, as well as an amount of $[***] per passenger downgraded from first class to coach class.

b)	If a substitute aircraft shall be utilized for more than two (2) consecutive days, Mesa and US Airways shall mutually agree upon the route that shall be covered by the substitute aircraft.

c)

For clarification purposes only, if a substitute aircraft is used in accordance with the terms hereof, the applicable provisions of the Code Share Agreement shall also apply to the Flight Services operated by such substitute aircraft, including, without limitation, if the respective Flight is not operated for any reason.

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d)	The provisions of this Note 2 replace Section 9(d)(ii) of the Tenth Amendment in its entirety.

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